UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Opportunity Fund
Paradigm Intrinsic Value Fund
For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
June 30, 2009

Table of Contents

PARADIGM FUNDS

Letter to Shareholders	2
Sector Allocation	6
Performance Information	8
Schedules of Investments	10
Statements of Assets and Liabilities	20
Statements of Operations	20
Statements of Changes in Net Assets	22
Financial Highlights	24

NOTES TO FINANCIAL STATEMENTS	26

DISCLOSURE OF EXPENSES	31

ADDITIONAL INFORMATION	33

2009 Semi-Annual Report 1

Letter to Shareholders

At the end of the fourth quarter 2008, we could tell you only that the unprecedented economic and market turmoil of 2008 was far from over. Given the significant degree of uncertainty, we positioned our portfolios conservatively, and focused on companies with relatively solid earnings and cash flow visibility. These quality businesses were trading at deep discounts to their intrinsic value due to widespread risk aversion in the market. However, their competitive positions and proven management teams remained intact.

We believe that one of the defining advantages to our investment process is our frequency of contact with company managements, not only for the insights gleaned about a company itself, but also for the larger competitor and industry perspectives these regular dialogues provide. From a grassroots level, our conversations with managements in January and February painted an economic picture that was nothing short of abysmal, with seasoned executives admitting that they had little to no visibility, in terms of orders and business activity. In March, however, things seemed to begin to stabilize for most companies as precipitous rates of decline began to moderate. While this stabilization may have come at a lower level than anyone might have initially expected, it provided a new baseline for moving forward.

As signs of stabilization materialized, we increased exposure to cyclical stocks, specifically in the technology sector. The technology sector went through significant consolidation after the Tech bubble, resulting in a more rational competitive environment throughout the industry. In addition, the sector is well capitalized with cash-rich balance sheets, providing downside support in a recessionary environment. We acquired several new technology positions across the funds. The sector and these positions were the best performers in the first half of 2009.

Given our strong start to 2009, we approach the back half of the year with an appropriate amount of caution. We would be the first to agree that a full economic recovery is still a ways off, and the "green shoots" that have been so eagerly seized upon as definitive signs of improvement may very well be illusory. The average private sector work week is at an all-time low (33 hours) since the government began tracking this measure, as companies seek to reduce costs. This shift suggests that unemployment would be even higher at a more normalized work week length. Nonetheless, unemployment has doubled from 4.8% to 9.5% in 16 months, an unprecedented rate of increase that casts a pall on consumer spending in the near term. Lastly, capacity utilization is also at a historic low of 65%, limiting pending capital spending by corporations around the world.

The key question, in our view, is not so much if and when a recovery will commence, but rather, how much of the anticipated recovery has already been priced into the markets. Moreover, if the perception shifts from "bouncing along the bottom" to "no recovery in sight", how will that be reflected in the equity markets? Like so many things, we shall likely only know the answer to this question after the fact. In the interim, we continue to approach our portfolios company by company, with a rigorous examination of the fundamentals and the discipline of frequent management contact.

As an offset to the worrisome economic data, we have seen many of our companies react with unprecedented swiftness in implementing severe cost cutting and expense controls, allowing them to operate their businesses profitably despite revenues having stabilized at significantly lower levels. We also see glimmers of hope in preliminary signs of an improvement in macroeconomic conditions, such as recent reports of increased consumer confidence.

Given the markets' volatile trading patterns, we are also diligently working to identify new opportunities in mispriced stocks. We believe that in this era of tremendous uncertainty and fearfulness, valuation disconnects and market inefficiencies are rampant, particularly in the small-cap arena. We have always been skeptics about the efficient markets theory, and we

2009 Semi-Annual Report 2

believe that its fallacies have become more than apparent in recent quarters. In an era when sell-side research coverage is less reliable than ever, the value of our own internal research process is inestimable. Our information is our currency.

Paradigm Value Fund

Portfolio Performance

The Paradigm Value Fund appreciated 11.32% during the first half of 2009, compared to a 5.17% drop for its benchmark, the Russell 2000 Value Index. For the trailing twelve month period, the Fund declined 18.89% versus a 25.24% decline for the benchmark. Over the past five years, on an annualized basis, the Fund has appreciated 4.99%, versus a 2.27% decline for the benchmark. Since inception (1/1/03), the Fund has generated an annualized return of 13.99%, compared to 5.36% for the Russell 2000 Value Index.

Each of the Fund's sectors was a positive contributor to relative returns. The Financial sector was our best relative performing sector, with our portfolio positions flat compared to a 19.51% decline for the benchmark sector. The Information Technology sector was our top performer on an absolute basis, with a return of 34.20% versus 26.22% for the benchmark. Lastly, stock selection in Health Care drove a return of 11.53% compared to the benchmark sector's decline of 1.26% .

Our best performing stock year to date was Vishay Intertechnology (VSH), a passive component and semiconductor manufacturer that has substantial business with the auto industry, and was thus hit hard by the financial collapse late last year. Even with the company's issues, management has done an excellent job of generating free cash flow and maintaining the company's pristine balance sheet.

Our second best performing stock was Regal Cinemas (RGC), the largest movie theater operator in the U.S. Despite the challenging economic environment, the box office has posted record revenue year to date. Further out on the horizon, the company should be a major beneficiary of an upcoming slate of 3D films.

Rounding out the top three performers was 3Com Corp (COMS), a global provider of network equipment. 3Com leveraged its strong position in China, which continued to experience growth, along with disciplined expense management to deliver strong earnings and free cash flows in a challenging economic environment.

Our bottom performing stock in the first half of 2009 was Endo Pharmaceuticals (ENDP). Endo was a top performer in 2008, bucking the market sell-off and appreciating in the fourth quarter. The stock has sold off year to date, reflecting the company's bold strategic acquisition of Indevus Pharmaceuticals and the general health care reform overhang. With the shares trading at 7X forward earnings, we continue to feel the prospects for Endo are bright.

Paradigm Select Fund

Portfolio Performance

The Paradigm Select Fund appreciated 7.50% during the first half of 2009, compared to a 6.52% return for its benchmark, the Russell 2500 Index. For the trailing twelve month period, the Fund declined 20.73% versus a 26.72% decline for the benchmark. Over the past three years, on an annualized basis, the Fund has declined 5.46% versus a 9.31% drop for the benchmark. Since inception (1/1/05) on an annualized basis, the Fund has generated a return of 0.60% compared to a negative 3.37% for the Russell 2500 Index.

2009 Semi-Annual Report 3

Each of the Fund's sectors was a positive contributor to relative returns. The Financial sector was our best relative performer, with our portfolio positions flat compared to a 13.51% decline for the benchmark sector. The Consumer Discretionary sector was our top performer on an absolute basis, with a return of 23.39% versus 21.47% for the benchmark. Lastly, the Utilities sector was a positive contributor due to both stock selection (9.99% versus a negative 3.01% for the benchmark) and our underweight allocation.

The top performing stock in the first half of 2009 was Life Technologies (LIFE). Life Technologies develops and markets research tools to the life sciences industry. The company is a combination of the 2008 merger between Invitrogen and Applied Biosystems. Despite being focused on integrating the two businesses, Life delivered record results in 2008 and early 2009.

Our second best performing stock was Regal Cinemas (RGC), the largest movie theater operator in the U.S. Despite the challenging economic environment, the box office has posted record revenue year to date. Further out on the horizon, the company should be a major beneficiary of an upcoming slate of 3D films.

Rounding out the top three performers was Micros Systems (MCRS), a leading point of sale software and hardware provider to the hospitality and retail industry. Despite a challenging economic environment for new business and significant foreign exchange head-winds, Micros has posted record operating margins and continues to generate significant free cash flow.

Our bottom performing stock in the first half of 2009 was Endo Pharmaceuticals (ENDP). Endo was a top performer in 2008, bucking the market sell-off and appreciating in the fourth quarter. The stock has sold off year to date, reflecting the company's bold strategic acquisition of Indevus Pharmaceuticals and the general health care reform overhang. With the shares trading at 7X forward earnings, we continue to feel the prospects for Endo are bright and maintain a position.

Paradigm Opportunity Fund

Portfolio Performance

The Paradigm Opportunity Fund appreciated 22.63% during the first half of 2009, compared to a gain of 2.64% for its benchmark, the Russell 2000 Index. For the trailing twelve month period, the Fund declined 15.03% versus a 25.01% decline for the benchmark. Over the past three years on an annualized basis, the Fund has declined 4.91% versus a 9.89% drop for the benchmark. Since inception (1/1/05) on an annualized basis, the Fund has declined 2.31%, compared to a decline of 4.11% for the Russell 2000 Index.

Each of the Fund's sectors was a positive contributor to relative returns. The Financial sector was the Fund's top relative performer, with our portfolio positions up 4.22% compared to a 17.69% decline for the benchmark sector. The Information Technology sector was our top performer on an absolute basis with a return of 37.29% versus 28.77% for the benchmark. Lastly, stock selection in Health Care drove a return of 22.90% compared to the benchmark sector's 6.22% .

The top performing stock in the first half of 2009 was Trinity Biotech (TRIB). Trinity markets diagnostic products to the clinical lab and point-of-care markets. Restructuring efforts in 2008 led to a material improvement in profitability and have allowed the company to meet their debt obligations.

Our second best performing stock was 3Com Corp (COMS), a global provider of network equipment. 3Com leveraged its strong position in China, which continued to experienced growth, along with disciplined expense management to deliver strong earnings and free cash flows in a challenging economic environment.

2009 Semi-Annual Report 4

Rounding out the top three performers was Micros Systems (MCRS), a leading point of sale software and hardware provider to the hospitality and retail industry. Despite a challenging economic environment for new business and significant foreign exchange head-winds, Micros has posted record operating margins and continues to generate significant free cash flow.

Our bottom performing stock in the first half of 2009 was Endo Pharmaceuticals (ENDP). Endo was a top performer in 2008, bucking the market sell-off and appreciating in the fourth quarter. The stock has sold off year to date, reflecting the company's bold strategic acquisition of Indevus Pharmaceuticals and the general health care reform overhang. With the shares trading at 7X forward earnings, we continue to feel the prospects for Endo are bright and maintain a position.

Paradigm Intrinsic Value Fund

Portfolio Performance

The Paradigm Intrinsic Value Fund appreciated 10.52% during the first half of 2009, compared to an increase of 3.16% for the S&P 500. For the trailing twelve month period, the Fund was down 18.64%, compared with a decline of 26.20% for the S&P 500. Since inception (1/1/08) on an annualized basis, the Fund has declined 15.82%, compared to a decline of 24.97% for the S&P 500 Index.

On a relative basis, the Industrial sector was the Fund's best performing sector, with a 9.17% return compared with a decline of 5.97% for the benchmark sector. The Financial sector was also a strong relative performer for the Fund, up 11.82% versus a negative 2.44% for the benchmark. Our weakest sector performance was in Healthcare, where the Fund had a negative 21.88% return compared with a 0.20% return for the benchmark sector. Our decision to underweight Healthcare helped to mitigate this underperformance significantly.

Our best performing stock year to date was Vishay Intertechnology (VSH), a passive component and semiconductor manufacturer that has substantial business with the auto industry, and was thus hit hard by the financial collapse late last year. Even with the company's issues, management has done an excellent job of generating free cash flow and maintaining the company's pristine balance sheet. Two other top performers this year were also victims of the financial crisis and stock market collapse last year, Innospec (IOSP) and Woodward Governor (WGOV). Both stocks had experienced declines of over seventy-five percent, peak to trough, and yet each company has a strong core franchise that generates high returns and substantial free cash flow.

Our worst performing stock this year has been Marsh McLennan (MMC), the largest insurance broker in the country. Marsh had been in the midst of a restructuring before the financial crisis hit last year. Unfortunately, the collapse of the financial services industry and the increase in unemployment brought on by the ensuing recession has affected several of the company's main business lines, and sharply curtailed Marsh's prospects for a turnaround. We exited the position in the first quarter.

Sincerely,

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

2009 Semi-Annual Report 5

Paradigm Funds (Unaudited)

2009 Semi-Annual Report 6

Paradigm Funds (Unaudited)

2009 Semi-Annual Report 7

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended June 30, 2009

June 30, 2009 NAV $36.19

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Paradigm Value Fund	(18.89)%	(4.62)%	4.99%	13.99%
Russell 2000 Value Index(B)	(25.24)%	(12.07)%	(2.27)%	5.36%

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

For purposes of the above table, it is assumed that all dividends and distributions were reinvested.

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended June 30, 2009

June 30, 2009 NAV $19.92

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Select Fund	(20.73)%	(5.46)%	0.60%
Russell 2500 Index(B)	(26.72)%	(9.31)%	(3.37)%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B)The Russell 2500® Index (whose composition is different from the Fund) is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

For purposes of the above table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Semi-Annual Report 8

Paradigm Opportunity Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended June 30, 2009

June 30, 2009 NAV $16.91

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Paradigm Opportunity Fund	(15.03)%	(4.91)%	(2.31)%
Russell 2000 Index(B)	(25.01)%	(9.89)%	(4.11)%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Opportunity Fund was January 1, 2005.

(b)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier of small capitalization stocks.

For purposes of the above table, it is assumed that all dividends and distributions were reinvested.

Paradigm Intrinsic Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Period Ended June 30, 2009

June 30, 2009 NAV $15.45

		Since
	1 Year(A)	Inception(A)
Paradigm Intrinsic Value Fund	(18.64)%	(15.82)%
S&P 500 Index(B)	(26.20)%	(24.97)%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Intrinsic Value Fund was January 1, 2008.

(B)The S&P 500® Index (whose composition is different from the Fund) is an umanaged index which measures the performance of 500 companies chosen by Standard & Poor’s to represent the large cap U.S. equity market.

For purposes of the above table, it is assumed that all dividends and distributions were reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2009 Semi-Annual Report 9

Paradigm Value Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
73,400	Fresh Del Monte Produce Inc. *	$ 1,193,484	1.23%
Agriculture Production - Livestock & Animal Specialties
23,400	Cal-Maine Foods, Inc.	584,064	0.60%
Aircraft Part & Auxiliary Equipment
128,800	LMI Aerospace Inc. *	1,303,456	1.34%
Apparel & Other Finished Products of Fabrics & Similar Materials
88,800	Volcom Inc. *	1,110,000	1.15%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
52,400	Corn Products International Inc.	1,403,796	1.45%
Chemical & Allied Products
45,600	Arch Chemicals Inc.	1,121,304
108,500	Innospec Inc.	1,166,375
		2,287,679	2.36%
Computer Communications Equipment
315,500	3Com Corporation *	1,492,315
119,700	QLogic Corporation *	1,517,796
		3,010,111	3.11%
Construction Machinery & Equipment
72,400	Columbus Mckinnon Corp. *	915,860	0.94%
Construction Special Trade Contractors
104,300	Matrix Service Co. *	1,197,364	1.24%
Crude Petroleum & Natural Gas
67,700	St. Mary Land & Exploration Co.	1,412,899
41,400	Whiting Petroleum Corp. *	1,455,624
		2,868,523	2.96%
Deep Sea Foreign Transportation of Freight
8,900	Seacor Holdings Inc. *	669,636	0.69%
Drilling Oil & Gas Wells
49,800	Atwood Oceanics Inc. *	1,240,518	1.28%
Electric Services
53,100	Portland General Electric Co.	1,034,388	1.07%
Electrical Industrial Apparatus
66,700	Woodward Governor Co.	1,320,660	1.36%
Electrical Work
78,000	EMCOR Group Inc. *	1,569,360	1.62%
Electronic Components & Accessories
202,900	Vishay Intertechnology *	1,377,691	1.42%
Electronic Components, NEC
190,500	Spectrum Control Inc. *	1,676,400	1.73%
Fire, Marine & Casualty Insurance
62,100	American Financial Group Inc.	1,340,118
46,600	Harleysville Group Inc.	1,315,052
		2,655,170	2.74%
Food and Kindred Products
65,450	Flowers Foods Inc.	1,429,428	1.47%
Hospital & Medical Service Plans
74,100	Molina Healthcare Inc. *	1,772,472	1.83%
In Vitro & In Vivo Diagnostic Substances
120,400	Trinity Biotech plc * **	532,168	0.55%
Industrial Instruments For Measurement, Display and Control
8,730	K-Tron International Inc. *	698,400	0.72%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 10

Paradigm Value Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Industrial Organic Chemicals
75,200	Sensient Technologies Corp.	$ 1,697,264	1.75%
Laboratory Analytical Instruments
84,500	PerkinElmer Inc.	1,470,300	1.52%
Life Insurance
8,100	National Western Life Insurance Co.	945,675	0.98%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
40,800	Phillips-Van Heusen Corp.	1,170,552	1.21%
Metal Cans
35,600	Silgan Holdings Inc.	1,745,468	1.80%
Metalworking Machinery & Equipment
16,600	Lincoln Electric Holdings, Inc.	598,264	0.62%
Mineral Royalty Traders
29,400	Royal Gold, Inc.	1,225,686	1.26%
Miscellaneous Industrial & Commercial Machinery & Equipment
30,700	Curtiss-Wright Corp.	912,711	0.94%
Motor Vehicle Parts & Accessories
41,400	Superior Industries International Inc.	583,740	0.60%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
71,600	Steris Corp.	1,867,328	1.93%
Pharmaceutical Preparations
106,000	Endo Pharmaceuticals Holdings Inc. *	1,899,520	1.96%
Photographic Equipment & Supplies
97,600	Avid Technology, Inc. *	1,308,816	1.35%
Retail - Family Clothing Stores
83,700	American Eagle Outfitters	1,186,029	1.22%
Retail - Miscellaneous Retail
127,100	EZCORP Inc. *	1,370,138	1.41%
Retail - Shoe Stores
141,500	Foot Locker, Inc.	1,481,505
62,700	Genesco Inc. *	1,176,879
		2,658,384	2.74%
Rolling, Drawing & Extruding of Nonferrous Metals
32,200	RTI International Metals Inc. *	568,974	0.59%
Savings Institution, Federally Chartered
116,700	United Financial Bancorp	1,612,794
136,000	Westfield Financial Inc.	1,232,160
		2,844,954	2.94%
Secondary Smelting & Refining of Nonferrous Metals
40,900	OM Group, Inc. *	1,186,918	1.22%
Security Brokers, Dealers & Flotation Companies
84,000	Jefferies Group Inc.	1,791,720
43,900	Piper Jaffray Companies *	1,917,113
		3,708,833	3.83%
Semiconductors & Related Devices
116,700	Verigy, Ltd. *	1,422,573	1.47%
Services - Business Services
63,200	Fair Isaac Corp.	977,072
161,500	Premiere Global Services, Inc. *	1,750,660
		2,727,732	2.82%

*Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 11

Paradigm Value Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Services - Computer Integrated Systems Design
51,100	MICROS Systems, Inc. *	$ 1,293,852	1.33%
Services - Educational Services
63,800	Career Education Corp. *	1,587,982	1.64%
Services - Hospitals
62,000	Magellan Health Services Inc. *	2,034,840
36,400	Mednax, Inc. *	1,533,532
50,300	Rehabcare Group Inc. *	1,203,679
		4,772,051	4.92%
Services - Motion Picture Theaters
146,600	Regal Entertainment Group	1,948,314	2.01%
Services - Prepackaged Software
260,500	Compuware Corp. *	1,787,030
220,100	Lawson Software, Inc. *	1,234,761
48,400	Sybase, Inc. *	1,516,856
		4,538,647	4.68%
Surgical & Medical Instruments & Apparatus
78,200	Cantel Medical Corp. *	1,269,186	1.31%
Transportation Services
51,900	GATX Corporation	1,334,868	1.38%
Water, Sewer, Pipeline, Comm & Power Line Construction
12,509	Preformed Line Products Co.	551,147	0.57%
Wholesale - Electronic Parts & Equipment, NEC
56,900	Arrow Electronics, Inc. *	1,208,556	1.25%
Wholesale - Machinery, Equipment & Supplies
50,100	Kaman Corp.	834,165	0.86%
Wholesale - Petroleum & Petroleum Products (No Bulk Stations)
9,800	Aegean Marine Petroleum Network Inc. **	147,980	0.15%
Total for Common Stock (Cost $81,745,872)		$ 84,437,235	87.11%
REAL ESTATE INVESTMENT TRUSTS
245,200	Anworth Mortgage Asset Corp.	1,767,892
274,400	MFA Mortgage Investments Inc.	1,898,848
42,600	Mid-America Apartment	1,563,846
Total for Real Estate Investment Trusts (Cost $5,767,046)		5,230,586	5.40%
CASH EQUIVALENTS
6,380,406	SEI Daily Income Treasury Government CL B 0.05% ***	6,380,406	6.58%
Total for Cash Equivalents (Cost $6,380,406)
Total Investment Securities		96,048,227	99.09%
	(Cost $93,893,324)
Other Assets In Excess of Liabilities		880,115	0.91%
Net Assets		$ 96,928,342	100.00%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
***Variable Rate Security; the rate shown was the rate at
June 30, 2009.
The accompanying notes are an integral part of these
financial statements.

2009 Semi-Annual Report 12

Paradigm Select Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Crops
1,600	Fresh Del Monte Produce Inc. *	$ 26,016	1.18%
Aircraft Part & Auxiliary Equipment, NEC
900	Rockwell Collins Inc.	37,557	1.71%
Biological Products, (No Diagnostic Substances)
1,100	Life Technologies Corporation *	45,892	2.08%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
400	Corn Products International Inc.	10,716	0.49%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
1,100	The J. M. Smucker Company	53,526	2.43%
Chemical & Allied Products
2,600	Innospec Inc.	27,950	1.27%
Computer Communications Equipment
2,700	QLogic Corporation *	34,236	1.55%
Crude Petroleum & Natural Gas
800	Denbury Resources Inc. *	11,784
1,700	EXCO Resources Inc. *	21,964
1,100	Plains Exploration & Production Company *	30,096
1,700	St. Mary Land & Exploration Co.	35,479
1,000	Whiting Petroleum Corp. *	35,160
		134,483	6.11%
Electric & Other Services Combined
1,600	CMS Energy Corp.	19,328	0.88%
Electric Services
1,300	Portland General Electric Co.	25,324	1.15%
Electrical Industrial Apparatus
1,600	Woodward Governor Co.	31,680	1.44%
Electrical Work
1,700	EMCOR Group Inc. *	34,204	1.55%
Fire, Marine & Casualty Insurance
164	Alleghany Inc. *	44,444
1,500	American Financial Group Inc.	32,370
600	Everest Re Group Ltd. **	42,942
1,200	Harleysville Group Inc.	33,864
50	Markel Corp. *	14,085
		167,705	7.61%
Food & Kindred Products
1,575	Flowers Foods Inc.	34,398	1.56%
Guided Missiles & Space Vehicles & Parts
400	Alliant Techsystems Inc. *	32,944	1.50%
Insurance Agents, Brokers & Service
500	Arthur J Gallagher & Co.	10,670	0.48%
Iron & Steel Foundries
500	Precision Castparts Corp.	36,515	1.66%
Laboratory Analytical Instruments
1,948	PerkinElmer Inc.	33,895	1.54%
Life Insurance
48	National Western Life Insurance Co.	5,604	0.25%
Meat Packing Plants
1,000	Hormel Foods Corp.	34,540	1.57%
Men's & Boy's Furnishings, Work Clothing & Allied Garments
980	Phillips-Van Heusen Corp.	28,116	1.28%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 13

Paradigm Select Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Metal Cans
1,800	Crown Holdings Inc. *	$ 43,452	1.97%
Mineral Royalty Traders
700	Royal Gold, Inc.	29,183	1.33%
Miscellaneous Industrial & Commercial Machinery & Equipment
900	Curtiss-Wright Corp.	26,757	1.21%
Miscellaneous Fabricated Metal Products
300	Parker-Hannifin Corporation	12,888	0.59%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,700	Steris Corp.	44,336	2.01%
Pharmaceutical Preparations
2,500	Endo Pharmaceuticals Holdings Inc. *	44,800	2.03%
Plastics Products
600	AptarGroup Inc.	20,262	0.92%
Pumps & Pumping Equipment
900	Robbins & Myers Inc.	17,325	0.79%
Radiotelephone Communications
1,000	Telephone & Data Systems Inc.	25,960	1.18%
Retail - Family Clothing Stores
2,200	American Eagle Outfitters	31,174	1.41%
Retail - Miscellaneous Retail
2,900	EZCORP Inc. *	31,262	1.42%
Retail - Retail Stores
1,600	Petsmart Inc.	34,336	1.56%
Retail - Shoe Stores
3,300	Foot Locker, Inc.	34,551	1.57%
Secondary Smelting & Refining of Nonferrous Metals
1,000	OM Group Inc. *	29,020
1,600	Titanium Metals Corp.	14,704
		43,724	1.99%
Security & Commodity Brokers, Dealers, Exchanges & Services
1,400	Interactive Data Corporation	32,396	1.47%
Security Brokers, Dealers & Flotation Companies
2,100	Jefferies Group Inc.	44,793
1,000	Piper Jaffray Companies *	43,670
		88,463	4.02%
Semiconductors & Related Devices
2,000	Verigy, Ltd. * **	24,380	1.11%
Services - Business Services
1,400	Fair Isaac Corp.	21,644
3,900	Premiere Global Services Inc. *	42,276
		63,920	2.90%
Services - Computer Integrated Systems Design
3,700	Convergys Corp. *	34,336
1,300	MICROS Systems, Inc. *	32,916
		67,252	3.05%
Services - Educational Services
1,500	Career Education Corp. *	37,335	1.69%
Services - Hospitals
1,400	Magellan Health Services Inc. *	45,948
900	MEDNAX, Inc. *	37,917
		83,865	3.81%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 14

Paradigm Select Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Miscellaneous Health & Allied Services, NEC
1,600	Lincare Holdings Inc. *	$ 37,632	1.71%
Services - Motion Picture Theaters
3,400	Regal Entertainment Group	45,186	2.05%
Services - Prepackaged Software
6,000	Compuware Corp. *	41,160
1,000	Sybase, Inc. *	31,340
		72,500	3.29%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
700	Church & Dwight Co., Inc.	38,017	1.73%
Special Industry Machinery (No Metalworking Machinery)
700	Pentair Inc.	17,934	0.81%
Wholesale - Electronic Parts & Equipment
1,600	Avnet Inc. *	33,648	1.53%
Total for Common Stock (Cost $1,856,529)		$ 1,947,837	88.44%
REAL ESTATE INVESTMENT TRUSTS
6,300	Anworth Mortgage Asset Corp.	45,423
6,800	Chimera Investment Corporation	23,732
6,600	MFA Mortgage Investments Inc.	45,672
Total for Real Estate Investment Trusts (Cost $111,566)		114,827	5.21%
CASH EQUIVALENTS
153,204	SEI Daily Income Treasury Government CL B 0.05% ***	153,204	6.96%
Total for Cash Equivalents (Cost $153,204)
Total Investment Securities		2,215,868	100.61%
	(Cost $2,121,299)
Liabilities In Excess of Other Assets		(13,492)	-0.61%
Net Assets		$ 2,202,376	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2009. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 15

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Agriculture Production - Livestock & Animal Specialties
1,400	Cal-Maine Foods, Inc.	$ 34,944	1.16%
Aircraft Parts & Auxiliary Equipment
8,400	LMI Aerospace Inc. *	85,008	2.83%
Apparel & Other Finished Products of Fabrics & Similar Materials
5,600	Volcom Inc. *	70,000	2.33%
Biological Products, (No Diagnostic Substances)
2,200	Life Technologies Corporation *	91,784	3.06%
Computer Communications Equipment
19,700	3Com Corporation *	93,181
6,700	QLogic Corporation *	84,956
		178,137	5.93%
Construction Special Trade Contractors
7,300	Matrix Service Co. *	83,804	2.79%
Crude Petroleum & Natural Gas
4,000	St. Mary Land & Exploration Co.	83,480	2.78%
Electrical Work
4,400	EMCOR Group Inc. *	88,528	2.95%
Electronic Components, NEC
9,400	Spectrum Control Inc. *	82,720	2.75%
Fire, Marine & Casualty Insurance
4,100	American Financial Group Inc.	88,478	2.95%
Hospital & Medical Service Plans
3,500	Molina Healthcare Inc. *	83,720	2.79%
In Vitro & In Vivo Diagnostic Substances
19,000	Trinity Biotech plc * **	83,980	2.80%
Industrial Organic Chemicals
3,800	Sensient Technologies Corp.	85,766	2.85%
Laboratory Analytical Instruments
5,200	PerkinElmer Inc.	90,480	3.01%
Metal Cans
3,700	Crown Holdings Inc. *	89,318	2.97%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
3,600	Steris Corp.	93,888	3.13%
Pharmaceutical Preparations
5,400	Endo Pharmaceuticals Holdings Inc. *	96,768	3.22%
Photographic Equipment & Supplies
6,100	Avid Technology, Inc. *	81,801	2.72%
Retail - Family Clothing Stores
5,700	American Eagle Outfitters	80,769	2.69%
Retail - Miscellaneous Retail
7,700	EZCORP Inc. *	83,006	2.76%
Retail - Shoe Stores
8,400	Foot Locker, Inc.	87,948	2.93%
Services - Business Services
7,900	Premiere Global Services Inc. *	85,636	2.85%
Services - Computer Integrated Systems Design
3,200	MICROS Systems, Inc. *	81,024	2.70%
Services - Educational Services
3,900	Career Education Corp. *	97,071	3.23%
Services - Hospitals
2,900	Magellan Health Services Inc. *	95,178
2,200	Mednax, Inc. *	92,686
		187,864	6.25%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 16

Paradigm Opportunity Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Motion Picture Theaters
6,800	Regal Entertainment Group	$ 90,372	3.01%
Service - Prepackaged Software
12,200	Compuware Corp. *	83,692
16,000	Lawson Software, Inc. *	89,760
		173,452	5.77%
Surgical & Medical Instruments & Apparatus
5,600	Cantel Medical Corp. *	90,888	3.02%
Wholesale - Petroleum & Petroleum Products (No Bulk Stations)
200	Aegean Marine Petroleum Network Inc. **	3,020	0.10%
Total for Common Stock (Cost $2,226,571)		$ 2,653,654	88.33%
REAL ESTATE INVESTMENT TRUSTS
13,600	MFA Mortgage Investments Inc.	94,112
2,500	Mid-America Apartment	91,775
Total for Real Estate Investment Trusts (Cost $151,548)		185,887	6.19%
CASH EQUIVALENTS
147,881	SEI Daily Income Treasury Government CL B 0.05% ***	147,881	4.92%
Total for Cash Equivalents (Cost $147,881)
Total Investment Securities		2,987,422	99.44%
	(Cost $2,526,000)
Other Assets In Excess of Liabilities		16,890	0.56%
Net Assets		$ 3,004,312	100.00%

*Non-Income Producing Securities.
**ADR - American Depository Receipt.
***Variable Rate Security; the rate shown was the rate at
June 30, 2009.
The accompanying notes are an integral part of these
financial statements.

2009 Semi-Annual Report 17

Paradigm Intrinsic Value Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Beverages
655	Pepsico, Inc.	$ 35,999	2.02%
Chemicals & Allied Products
5,845	Innospec Inc.	62,834	3.53%
Computer Communications Equipment
1,285	QLogic Corporation *	16,294	0.92%
Crude Petroleum & Natural Gas
245	EnCana Corp.	12,120
2,810	EXCO Resources Inc. *	36,305
570	Plains Exploration & Production Company *	15,596
420	Whiting Petroleum Corp. *	14,767
		78,788	4.43%
Electronic Components & Accessories
9,295	Vishay Intertechnology *	63,113	3.55%
Engines & Turbines
890	Cummins Inc.	31,337	1.76%
Fire, Marine & Casualty Insurance
1,225	American Financial Group Inc.	26,436
11	Berkshire Hathaway Inc. Class B *	31,853
		58,289	3.28%
Food and Kindred Products
1,547	Nestle SA * **	58,198	3.27%
Grain Mill Products
2,115	Corn Products International Inc.	56,661	3.19%
Guided Missiles & Space Vehicles & Parts
435	Alliant Techsystems Inc. *	35,827	2.01%
Iron & Steel Foundries
550	Precision Castparts Corp.	40,167	2.26%
Men's & Boys' Furnishings, Work Clothing, and Allied Garments
960	Phillips-Van Heusen Corp.	27,542	1.55%
Metal Cans
1,080	Silgan Holdings Inc.	52,952	2.98%
Mineral Royalty Traders
770	Royal Gold, Inc.	32,101	1.80%
Misccellaneous Industrial & Commercial Machinery & Equipment
1,295	Curtiss-Wright Corp.	38,500	2.16%
Newspapers: Publishing or Publishing & Printing
3,660	News Corp.	33,343	1.87%
Petroleum Refining
195	ConocoPhillips	8,202	0.46%
Pharmaceutical Preparations
1,100	Endo Pharmaceuticals Holdings Inc. *	19,712	1.11%
Railroads, Line-Haul Operating
910	Canadian National Railway Company (Canada)	39,094	2.20%
Security Brokers, Dealers & Flotation Companies
2,250	Jefferies Group Inc.	47,992	2.70%
Semiconductors & Related Devices
1,955	Applied Materials Inc.	21,524	1.21%
Services - Business Services
990	Fair Isaac Corp.	15,305	0.86%
Services - Hospitals
1,135	Magellan Health Services Inc. *	37,251	2.09%
Service - Prepackaged Software
5,995	Compuware Corp. *	41,126	2.31%

*Non-Income Producing Securities. **ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 18

Paradigm Intrinsic Value Fund

		Schedule of Investments
		June 30, 2009 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Ship & Boat Building & Repairing
1,055	General Dynamics Corp.	$ 58,436	3.29%
Special Industry Machinery, NEC
870	Cymer Inc. *	25,865
1,220	Varian Semiconductor Equipment Associates Inc. *	29,268
		55,133	3.10%
State Commercial Banks
1,480	The Bank of New York Mellon Corporation	43,379	2.44%
Wholesale - Electronic Parts & Equipment, NEC
3,050	Avnet Inc. *	64,141	3.61%
Total for Common Stock (Cost $1,336,824)		$ 1,173,240	65.96%
REAL ESTATE INVESTMENT TRUSTS
10,650	Anworth Mortgage Asset Corp.	76,786
16,955	Chimera Investment Corporation	59,173
10,725	MFA Mortgage Investments Inc.	74,217
Total for Real Estate Investment Trusts (Cost - $200,506)		210,176	11.82%
EXCHANGE TRADED FUNDS
870	iShares COMEX Gold Trust *	79,388
475	SPDR Gold Shares *	43,310
830	UltraShort 20+ Year Treasury ProShares *	42,264
Total for Exchange Traded Funds (Cost - $150,644)		164,962	9.27%
CASH EQUIVALENTS
164,551	SEI Daily Income Treasury Government CL B 0.05% ***	164,551	9.25%
Total for Cash Equivalents (Cost $164,551)
Total Investment Securities		1,712,929	96.30%
	(Cost $1,852,525)
Other Assets In Excess of Liabilities		65,730	3.70%

Net Assets		$ 1,778,659	100.00%

*Non-Income Producing Securities. ***Variable Rate Security; the rate shown was the rate at June 30, 2009. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 19

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Value	Select
June 30, 2009	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 96,048,227	$ 2,215,868
Cash	77,185	-
Receivable for Securities Sold	556,001	12,692
Receivable for Fund Shares Sold	604,519	-
Dividend Receivable	57,760	951
Interest Receivable	245	7
Total Assets	97,343,937	2,229,518
Liabilities:
Payable for Securities Purchased	274,693	24,238
Payable for Fund Shares Redeemed	50,549	-
Payable to Advisor	90,353	2,904
Total Liabilities	415,595	27,142
Net Assets	$ 96,928,342	$ 2,202,376
Net Assets Consist of:
Paid In Capital	$ 123,667,676	$ 2,727,445
Accumulated Net Investment Income (Loss)	(46,021)	9,673
Accumulated Realized Gain (Loss) on Investments - Net	(28,848,216)	(629,311)
Unrealized Appreciation (Depreciation) in Value of Investments Securities - Net	2,154,903	94,569
Net Assets	$ 96,928,342	$ 2,202,376

Net Asset Value and Offering Price (Note 2)	$ 36.19	$ 19.92

* Investments at Identified Cost	$ 93,893,324	$ 2,121,299

Shares Outstanding (Unlimited number of shares	2,678,429	110,538
authorized without par value)

Statements of Operations (Unaudited)
For the six months ended June 30, 2009

Investment Income:
Dividends	$ 642,799	$ 16,474
Interest	49,129	117
Total Investment Income	691,928	16,591
Expenses:
Investment Advisor Fees	814,449	14,750
Total Expenses	814,449	14,750
Less: Expenses Waived	(76,500)	-
Net Expenses	737,949	14,750

Net Investment Income (Loss)	(46,021)	1,841

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(14,575,982)	(211,776)
Net Change in Unrealized Appreciation (Depreciation) on Investments	23,341,886	355,881
Net Realized and Unrealized Gain (Loss) on Investments	8,765,904	144,105

Net Increase (Decrease) in Net Assets from Operations	$ 8,719,883	$ 145,946

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 20

Paradigm Funds

Statements of Assets and Liabilities (Unaudited)	Opportunity	Intrinsic Value
June 30, 2009	Fund	Fund

Assets:
Investment Securities at Fair Value*	$ 2,987,422	$ 1,712,929
Receivable for Securities Sold	23,713	103,685
Dividend Receivable	-	1,140
Interest Receivable	4	8
Total Assets	3,011,139	1,817,762
Liabilities:
Payable for Securities Purchased	2,906	37,135
Payable to Advisor	3,921	1,968
Total Liabilities	6,827	39,103
Net Assets	$ 3,004,312	$ 1,778,659
Net Assets Consist of:
Paid In Capital	$ 3,980,331	$ 2,310,506
Accumulated Net Investment Income (Loss)	(4,346)	22,349
Accumulated Realized Gain (Loss) on Investments - Net	(1,433,095)	(414,600)
Unrealized Appreciation (Depreciation) in Value of Investments Securities - Net	461,422	(139,596)
Net Assets	$ 3,004,312	$ 1,778,659

Net Asset Value and Offering Price (Note 2)	$ 16.91	$ 15.45

* Investments at Identified Cost	$ 2,526,000	$ 1,852,525

Shares Outstanding (Unlimited number of shares	177,614	115,128
authorized without par value)

Statements of Operations (Unaudited)
For the six months ended June 30, 2009

Investment Income:
Dividends (Net of foreign withholding tax and fees of $0 and $292, respectively)	$ 14,464	$ 16,931
Interest	107	97
Total Investment Income	14,571	17,028
Expenses:
Investment Advisor Fees	25,223	9,802
Total Expenses	25,223	9,802
Less: Expenses Waived	(6,306)	-
Net Expenses	18,917	9,802

Net Investment Income (Loss)	(4,346)	7,226

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(702,967)	(181,526)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,257,458	342,525
Net Realized and Unrealized Gain (Loss) on Investments	554,491	160,999

Net Increase in Net Assets from Operations	$ 550,145	$ 168,225

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 21

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund
	(Unaudited)		(Unaudited)
	1/1/2009	1/1/2008	1/1/2009	1/1/2008
	to	to	to	to
	6/30/2009	12/31/2008	6/30/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (46,021)	$ (581,716)	$ 1,841	$ 7,832
Net Realized Gain (Loss) on Investments	(14,575,982)	(14,224,732)	(211,776)	(410,099)
Change in Net Unrealized Appreciation (Depreciation)	23,341,886	(30,472,841)	355,881	(1,584,796)
Increase (Decrease) in Net Assets from Operations	8,719,883	(45,279,289)	145,946	(1,987,063)
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	-	(174,123)	-	-
Total Distributions to Shareholders	-	(174,123)	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	17,454,143	64,736,515	118,810	237,464
Proceeds from Redemption Fees (Note 2)	18,342	118,899	116	-
Shares Issued on Reinvestment of Dividends	-	171,705	-	-
Cost of Shares Redeemed	(14,282,119)	(50,802,151)	(93,529)	(7,328,411)
Net Increase (Decrease) from Shareholder Activity	3,190,366	14,224,968	25,397	(7,090,947)
Net Increase (Decrease) in Net Assets	11,910,249	(31,228,444)	171,343	(9,078,010)

Net Assets at Beginning of Period	85,018,093	116,246,537	2,031,033	11,109,043

Net Assets at End of Period	$ 96,928,342	$ 85,018,093	$ 2,202,376	$ 2,031,033

Accumulated Undistributed Net Investment Income/(Loss)	$ (46,021)	$ -	$ 9,673	$ 7,832

Share Transactions:
Issued	529,048	1,523,593	6,492	9,419
Reinvested	-	5,425	-	-
Redeemed	(465,791)	(1,273,065)	(5,560)	(297,807)
Net Increase (Decrease) in Shares	63,257	255,953	932	(288,388)
Shares Outstanding Beginning of Period	2,615,172	2,359,219	109,606	397,994
Shares Outstanding End of Period	2,678,429	2,615,172	110,538	109,606

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 22

Paradigm Funds

Statements of Changes in Net Assets	Opportunity Fund		Intrinsic Value
	(Unaudited)		(Unaudited)
	1/1/2009	1/1/2008	1/1/2009	1/1/2008*
	to	to	to	to
	6/30/2009	12/31/2008	6/30/2009	12/31/2008
From Operations:
Net Investment Income (Loss)	$ (4,346)	$ (25,513)	$ 7,226	$ 15,123
Net Realized Gain (Loss) on Investments	(702,967)	(728,182)	(181,526)	(233,074)
Change in Net Unrealized Appreciation (Depreciation)	1,257,458	(1,000,597)	342,525	(482,121)
Increase (Decrease) in Net Assets from Operations	550,145	(1,754,292)	168,225	(700,072)
From Distributions to Shareholders:
Net Investment Income	-	-	-	-
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	-	-	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	39,281	48,186	12,000	2,336,408
Proceeds from Redemption Fees (Note 2)	-	385	50	-
Shares Issued on Reinvestment of Dividends	-	-	-	-
Cost of Shares Redeemed	(10,206)	(1,481,767)	(21,493)	(16,459)
Net Increase (Decrease) from Shareholder Activity	29,075	(1,433,196)	(9,443)	2,319,949
Net Increase (Decrease) in Net Assets	579,220	(3,187,488)	158,782	1,619,877

Net Assets at Beginning of Period	2,425,092	5,612,580	1,619,877	-

Net Assets at End of Period	$3,004,312	$2,425,092	$1,778,659	$1,619,877

Accumulated Undistributed Net Investment Income/(Loss)	$ (4,346)	$ -	$ 22,349	$ 15,123

Share Transactions:
Issued	2,556	2,364	847	116,689
Reinvested	-	-	-	-
Redeemed	(760)	(71,262)	(1,580)	(828)
Net Increase (Decrease) in Shares	1,796	(68,898)	(733)	115,861
Shares Outstanding Beginning of Period	175,818	244,716	115,861	-
Shares Outstanding End of Period	177,614	175,818	115,128	115,861

*Commencement of operations. The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 23

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund
	(Unaudited)
Selected data for a share outstanding	1/1/2009		1/1/2008	1/1/2007	1/1/2006	1/1/2005	1/1/2004
throughout the period:	to		to	to	to	to	to
	6/30/2009		12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004
Net Asset Value - Beginning of Period	$ 32.51		$ 49.27	$ 48.55	$ 42.90	$ 37.51	$ 28.83
Net Investment Loss (a)	(0.02)		(0.22)	(0.40)	(0.47)	(0.40)	(0.44)
Net Gains (Loss) on Securities (realized/unrealized)	3.69		(16.52)	2.84	8.69	7.75	9.69
Total from Investment Operations	3.67		(16.74)	2.44	8.22	7.35	9.25
Distributions (From Net Investment Income)	-		-	-	-	-	-
Distributions (From Capital Gains)	-		(0.07)	(1.73)	(2.58)	(1.96)	(0.57)
Total Distributions	0.00		(0.07)	(1.73)	(2.58)	(1.96)	(0.57)
Proceeds from Redemption Fee (Note 2)	0.01		0.05	0.01	0.01	-	-
Net Asset Value - End of Period	$ 36.19		$ 32.51	$ 49.27	$ 48.55	$ 42.90	$ 37.51
Total Return (b)	11.32%	***	(33.88)%	5.03%	19.19%	19.61%	32.09%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$96,928		$ 85,018	$116,247	$ 56,743	$ 24,002	$ 14,528
Ratio of Expenses to Average Net Assets ****	1.82%	**	1.99%	2.02%	2.02%	2.06%	2.03%
Ratio of Net Investment Loss to Average Net Assets	-0.11%	**	-0.52%	-0.78%	-1.02%	-0.98%	-1.34%
Ratio of Expenses to Average Net Assets (before
waiver) ****	2.00%	**	1.99%	2.02%	2.02%	2.06%	2.03%
Portfolio Turnover Rate	37.46%		67.84%	59.75%	69.95%	67.39%	91.66%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund
	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2009		1/1/2008	1/1/2007	1/1/2006	1/1/2005*
	to		to	to	to	to
	6/30/2009		12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 18.53		$ 27.91	$ 26.48	$ 22.33	$ 20.00
Net Investment Income/(Loss) (a)	0.02		0.03	(0.06)	(0.08)	(0.08)
Net Gains (Loss) on Securities (realized and unrealized)	1.37		(9.41)	1.54	4.92	2.49
Total from Investment Operations	1.39		(9.38)	1.48	4.84	2.41
Distributions (From Net Investment Income)	-		-	-	-	-
Distributions (From Capital Gains)	-		-	(0.05)	(0.69)	(0.08)
Total Distributions	-		-	(0.05)	(0.69)	(0.08)
Proceeds from Redemption Fee (Note 2)	-	+	-	-	-	-

Net Asset Value - End of Period	$ 19.92		$ 18.53	$ 27.91	$ 26.48	$ 22.33
Total Return (b)	7.50%	***	(33.61)%	5.57%	21.67%	12.06%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 2,202		$ 2,031	$ 11,109	$ 6,674	$ 2,521
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.19%	**	0.13%	-0.23%	-0.30%	-0.36%
Portfolio Turnover Rate	31.13%		47.71%	64.68%	72.15%	68.56%

* Commencement of operations. ** Annualized. *** Not Annualized.
**** Includes dividend expense on securities sold short and interest expense of 0.00% for the 6 months ended 6/30/2009, and 0.00%
(Amount calculated less than 0.005%), 0.02%, 0.02%, 0.06% and 0.04% for the years ended 12/31/2008 - 2004, respectively.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 24

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund
(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2009		1/1/2008	1/1/2007	1/1/2006	1/1/2005*
	to		to	to	to	to
	6/30/2009		12/31/2008	12/31/2007	12/31/2006	12/31/2005
Net Asset Value - Beginning of Period	$ 13.79		$ 22.94	$ 23.21	$ 21.33	$ 20.00
Net Investment Income (Loss) (a)	(0.02)		(0.13)	(0.04)	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	3.14		(9.02)	0.47	2.47	1.49
Total from Investment Operations	3.12		(9.15)	0.43	2.43	1.53
Distributions (From Net Investment Income)	-		-	-	-	(0.02)
Distributions (From Capital Gains)	-		-	(0.70)	(0.55)	(0.18)
Total Distributions	$ -		$ -	(0.70)	(0.55)	(0.20)
Proceeds from Redemption Fee (Note 2)	-		-	-	-	-
Net Asset Value - End of Period	$ 16.91		$ 13.79	$ 22.94	$ 23.21	$ 21.33
Total Return (b)	22.63%	***	(39.89)%	1.85%	11.39%	7.65%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,004		$ 2,425	$ 5,613	$ 3,719	$ 3,289
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	**	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.84%	**	-1.17%	-0.67%	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	**	1.50%	1.50%	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	-0.34%	**	-0.67%	-0.17%	-0.18%	0.21%
Portfolio Turnover Rate	85.17%		164.89%	169.26%	122.62%	129.06%

Paradigm Intrinsic Value Fund

Financial Highlights - Paradigm Intrinsic Value Fund

Selected data for a share outstanding throughout the period:	1/1/2009		1/1/2008*
	to		to
	6/30/2009		12/31/2008
Net Asset Value - Beginning of Period	$ 13.98		$ 20.00
Net Investment Income (Loss) (a)	0.06		0.15
Net Gains (Loss) on Securities (realized and unrealized)	1.41		(6.17)
Total from Investment Operations	1.47		(6.02)
Distributions (From Net Investment Income)	-		-
Distributions (From Capital Gains)	-		-
Total Distributions	-		-
Proceeds from Redemption Fee (Note 2)	-	+	-
Net Asset Value - End of Period	$ 15.45		$ 13.98
Total Return (b)	10.52%	***	(30.10)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 1,779		$ 1,620
Ratio of Expenses to Average Net Assets	1.25%	**	1.25%
Ratio of Net Investment Income to Average Net Assets	0.92%	**	0.86%
Portfolio Turnover Rate	38.53%		70.57%

* Commencement of operations. ** Annualized. *** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2009 Semi-Annual Report 25

NOTES TO THE FINANCIAL STATEMENTS
PARADIGM FUNDS
June 30, 2009
(Unaudited)

1.) ORGANIZATION
The Paradigm Funds (the "Trust”) is an open-end management investment company organized in Ohio as a business trust on September 13, 2002 that may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. The Paradigm Value Fund's investment objective is long-term capital appreciation. The Paradigm Opportunity Fund (“Opportunity”) and Paradigm Select Fund (“Select”) both commenced operations on January 1, 2005 with long-term capital appreciation as their objective. The Paradigm Intrinsic Value Fund (“Intrinsic Value”) commenced operations on January 1, 2008. The Paradigm Intrinsic Value Fund's investment objective is long-term capital appreciation. The Advisor to Value, Opportunity, Select and Intrinsic Value (collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, an equity security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, or when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Funds adopted Financial Accounting Standards Board (FASB) Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements" effective January 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Funds upon selling an asset or paid by the Funds to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique

2009 Semi-Annual Report 26

Notes to the Financial Statements (Unaudited) - continued

used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds’ assets carried at fair value:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$84,437,235	$0	$0	$84,437,235
Real Estate Investment Trusts	5,230,586	0	0	5,230,586
Cash Equivalents	6,380,406	0	0	6,380,406
Total	$96,048,227	$0	0	$96,048,227

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,947,837	$0	$0	$1,947,837
Real Estate Investment Trusts	114,827	0	0	114,827
Cash Equivalents	153,204	0	0	153,204
Total	$2,215,868	$0	$0	$2,215,868

Opportunity:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,653,654	$0	$0	$2,653,654
Real Estate Investment Trusts	185,887	0	0	185,887
Cash Equivalents	147,881	0	0	147,881
Total	$2,987,422	$0	$0	$2,987,422

Intrinsic Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,173,240	$0	$0	$1,173,240
Real Estate Investment Trusts	210,176	0	0	210,176
Exchange Traded Funds	164,962	0	0	164,962
Cash Equivalents	164,551	0	0	164,551
Total	$1,712,929	$0	$0	$1,712,929

The Funds did not hold any Level 3 assets during the six months ended June 30, 2009.

The Funds adopted FASB Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), effective January 1, 2009. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds did not invest in derivative instruments during the six months ended June 30, 2009. SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the specific identification basis in computing gain or loss on sale of investment securities. Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital.

2009 Semi-Annual Report 27

Notes to the Financial Statements (Unaudited) - continued

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of each Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six months ended June 30, 2009 proceeds from redemption fees were $18,342, $116, $0 and $50 for Value, Select, Opportunity and Intrinsic Value, respectively.

SHORT SALES: A Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2005-2008), or expected to be taken on the Funds’ 2009 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal and State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through August 28, 2009, the date the financial statements were issued.

3.) INVESTMENT ADVISORY AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 2.00% of the average daily net assets from Opportunity; 1.50% of the average daily net assets from Select and 1.25% of the average daily net assets from Intrinsic Value. Value receives an annual investment management fee of 2.00% of the average daily net assets on assets up to and including $100 million and 1.75% of the average daily net assets over $100 million. As a result of the above calculations, for the six months ended June 30, 2009, the Advisor earned management fees (before the waivers described below) totaling $814,449, $14,750, $25,223 and $9,802 for Value, Select, Opportunity, and Intrinsic Value, respectively. At June 30,

2009 Semi-Annual Report 28

Notes to the Financial Statements (Unaudited) - continued

2009, $90,353, $2,904, $3,921 and $1,968 was due to the Advisor from Value, Select, Opportunity and Intrinsic Value, respectively. Effective May 1, 2009, the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Value Fund’s and Opportunity Fund's average daily net assets through May 1, 2010. A total of $76,500 and $6,306 was waived for the six months ended June 30, 2009 for Value and Opportunity. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses as defined under accounting principles generally accepted in the United States of America.

Certain officers and a shareholder of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were paid $2,000 per meeting for the six months ended June 30, 2009 for the Trust. Under the Management Agreements, the Advisor pays these fees.

4.) INVESTMENTS
For the six months ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Value	Select	Opportunity	Intrinsic Value
Purchases	$31,893,812	$603,433	$2,093,372	$551,420
Sales	$28,788,378	$578,890	$2,137,427	$664,533

There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, at June 30, 2009 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Opportunity	Intrinsic Value
Cost of Investments	$93,893,324	$2,121,299	$2,526,000	$1,852,525

Gross Unrealized Appreciation	$12,431,068	$268,687	$551,268	$133,310
Gross Unrealized Depreciation	($10,276,165)	($174,118)	($89,846)	($272,906)
Net Unrealized Appreciation
(Depreciation) on Investments	$2,154,903	$94,569	$461,422	($139,596)

5.) CAPITAL SHARES
At June 30, 2009, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at June 30, 2009:

	Value	Select	Opportunity	Intrinsic Value
Shares Issued
and Outstanding	2,678,429	110,538	177,614	115,128
Paid in Capital	$123,667,676	$2,727,445	$3,980,331	$2,310,506

6.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2009, Charles Schwab & Co., Inc. and National Financial Services, LLC, both held, for the benefit of its customers, in aggregate, 40.56% and 27.30%, respectively, of Value, and therefore each may be deemed to control the Fund. Candace King Weir held, in aggregate, 32.66% of Select, and therefore may be deemed to control the Fund. Candace King Weir held, in aggregate, 87.52%, of Opportunity, and therefore may be deemed to control the Fund. Also, Candace King Weir and Charles Schwab & Co., for the benefit of its customers, held, in aggregate, 65.15% and 29.69%, respectively, of Intrinsic Value, and therefore each may be deemed to control the Fund.

7.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the six months ended June 30, 2009 and fiscal year ended December 31, 2008 were as follows:

2009 Semi-Annual Report 29

Notes to the Financial Statements (Unaudited) - continued

	Six Months Ended	Fiscal Year Ended
	June 30, 2009	December 31, 2008
PARADIGM VALUE FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	174,123
	$ -	$ 174,123

PARADIGM SELECT FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

PARADIGM OPPORTUNITY FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

PARADIGM INTRINSIC VALUE FUND
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-
	$ -	$ -

9.) CAPITAL LOSS CARRYFORWARD
At December 31, 2008 Value, Select, Opportunity and Intrinsic Value Funds had available for federal tax purposes unused capital losses of $13,889,863, $383,468, $591,674 and $211,285, respectively, of which the entire amounts expire in 2016. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

2009 Semi-Annual Report 30

DISCLOSURE OF EXPENSES
(Unaudited)

     Shareholders of the Paradigm Funds (the “Funds”) incur ongoing costs. The ongoing costs associated with the Paradigm Value Fund include management fees. The ongoing costs associated with the Paradigm Opportunity Fund, Paradigm Select Fund and Paradigm Intrinsic Value Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on January 1, 2009 and held through June 30, 2009.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

PARADIGM VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009
	January 1, 2009	June 30, 2009	to June 30, 2009

Actual	$1,000.00	$1,113.20	$9.54

Hypothetical	$1,000.00	$1,015.77	$9.10
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM SELECT FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009
	January 1, 2009	June 30, 2009	to June 30, 2009

Actual	$1,000.00	$1,075.01	$7.72

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2009 Semi-Annual Report 31

Disclosure of Expenses (Unaudited) - continued

PARADIGM OPPORTUNITY FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009
	January 1, 2009	June 30, 2009	to June 30, 2009

Actual	$1,000.00	$1,226.25	$8.28

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PARADIGM INTRINSIC VALUE FUND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009
	January 1, 2009	June 30, 2009	to June 30, 2009

Actual	$1,000.00	$1,105.15	$6.52

Hypothetical	$1,000.00	$1,018.60	$6.26
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2009 Semi-Annual Report 32

ADDITIONAL INFORMATION
June 30, 2009

APPROVAL AND RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

On February 24, 2009 the Board of Trustees considered the continuance of the Management Agreements (the “Agreements”) for the Paradigm Value Fund, the Paradigm Select Fund, the Paradigm Opportunity Fund, and the Paradigm Intrinsic Value Fund. In renewing the Agreements, the Board of Trustees received material from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Funds and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Funds, the Report included information regarding the performance of each Fund compared to a group of funds of similar size, style and objective where fees and expenses had not been completely waived by the advisers to the funds (the "Peer Group"), as well as a larger group of funds categorized by Morningstar. All performance data was through the period ended December 31, 2008. The Report also included comparative performance information for major indexes and other accounts managed by the Advisor. The Trustees noted that the Value Fund continued to perform well. The report indicated that the Value Fund's three year annualized, five year annualized and since inception returns were higher than its category average and comparative index, and its 12 month total return was slightly below its category average and comparative index. In regards to the Select Fund, the Trustees noted that the Fund also continued to perform well. The report indicated that the Select Fund's 12 month, three year annualized, and since inception returns were higher than its category average and comparative index. In regards to the Opportunity Fund, the Trustees noted that the Fund had a difficult 2008. The report indicated that the Opportunity Fund's 12 month, three year annualized, and since inception returns were lower than its category average and comparative index, but within the range of its Peer Group. Furthermore, it was noted that the Opportunity Fund fared better than the Russell MidCap Index in 2008. The Trustees also discussed the Intrinsic Value Fund's performance. It was noted that the Fund outperformed its index and category average since inception. The Trustees concluded that the Value Fund's, Select Fund's, and Intrinsic Value Fund's performance was either consistent with or above performance expectations. As for the Opportunity Fund, the Trustees concluded that the Fund's performance was acceptable given the market conditions and the underperformance of the MidCap area of the market.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees analyzed the Advisor's experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor's ADV and the Code of Ethics certifications. They summarized the information provided to the Board regarding matters such as the Advisor's financial condition and investment personnel of the Advisor. They also discussed the portfolio managers' backgrounds and investment management experience. Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreements. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, and that the quality of services, particularly those provided by the portfolio managers, was exceptional. The Trustees also concluded that the Advisor has the resources to provide quality advisory services to the Funds.

As to the costs of the services to be provided, the Board reviewed the fees under the Agreements compared to the Peer Groups. The Value Fund's expense ratio of 1.99% was found to be higher than its Peer Group's average expense ratio of 1.36%, but within the range of its peers. The Report indicated that the Select Fund's expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.76%, and that the Opportunity Fund's expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.52% . The Intrinsic Value Fund's expense ratio of 1.25% was lower than its Peer Group's average expense ratio of 1.41% . The Report also included information regarding fees charged to other clients of the Advisor. The Trustees concluded that the advisory fees were reasonable, and that the shareholders were receiving excellent value for the fees being paid. The Trustees also reviewed a profit and loss analysis prepared by the Advisor that disclosed the direct and indirect expenses paid by the Advisor on behalf of each Fund, and the total revenue derived by the Advisor from the Funds. The Trustees then reviewed a memo from Thompson Hine LLP regarding adviser profitability of fifteen publicly traded money management firms. The Trustees then noted that the Advisor did not utilize the affiliated broker and received no soft dollar benefits.

2009 Semi-Annual Report 33

Additional Information - continued

The Trustees concluded that the Advisor was not overly profitable. Management noted that they anticipate breakpoints for the Value Fund in the future. Next, the independent Trustees met in executive session to discuss the continuation of the Advisory contracts. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Trustees, including the independent Trustees that renewal of the Management Agreements would be in the best interests of each Fund and its shareholders.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
(Unaudited)

     The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES
(Unaudited)

     Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

     Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

     You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

2009 Semi-Annual Report 34

Board of Trustees
Carl A. Florio
Lewis Golub
Candace King Weir
Anthony Mashuta
William P. Phelan

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir Candace King Weir President

Date: 9 - 2 - 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir Candace King Weir President

Date: 9 - 2 - 2009

By: /s/ Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 9 - 2 - 2009